UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2008

OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	001-15817 (Commission File Number)	35-1539838 (IRS Employer Identification No.)

One Main Street
Evansville, IN 47708
(Address of principal executive offices, including zip code)

(812) 464-1294
(Registrant's Telephone Number, Including Area Code)
________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities Act

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Employment Agreements with Certain Named Executive Officers. On March 19, 2008, Old National Bancorp (the "Company") entered into Employment Agreements (the "Employment Agreements") with Robert G. Jones, President and Chief Executive Officer, Barbara A. Murphy, Senior Executive Vice President and Chief Banking Officer, Christopher A. Wolking, Senior Executive Vice President and Chief Financial Officer and Daryl D. Moore, Executive Vice President and Chief Credit Officer, (collectively, "Named Executive Officers").

Effective January 1, 2008, the Employment Agreements supercede the Severance Agreements and Change of Control Agreements that were previously entered into between the Company and the Named Executive Officers. The initial term of the Employment Agreements continues through December 31, 2010 (the initial term continues through December 31, 2009 for Mr. Moore) and automatically renews for one year terms unless terminated in accordance with the terms of the Employment Agreements. The Employment Agreements provide for an annual base salary through March 31, 2008 for Mr. Jones, Ms. Murphy, Mr. Moore and Mr. Wolking in the amount of $600,018, $300,011, $293,259, and $300,016, respectively. Beginning on April 1, 2008, the annual base salary for Mr. Jones, Ms. Murphy, Mr. Moore and Mr. Wolking will increase to $650,000, $342,000, $299,059 and $309,016, respectively. Pursuant to her agreement, Ms. Murphy will receive a discretionary bonus of $50,000 on April 4, 2008. Under the Employment Agreements, the Named Executive Officers will also be entitled to incentive compensation (both cash and equity), as determined by the Company's Board of Directors, receive four (4) weeks of vacation per year [five (5) weeks for Mr. Moore] and be reimbursed for reasonable business expenses made in accordance with the Company's established policies.

Pursuant to the Employment Agreements, the Company is obligated to pay certain non-change of control severance benefits ("Severance Benefits") to the Named Executive Officers upon any termination other than for unacceptable performance, disability or death, or if a Named Executive Officer voluntarily terminates employment for good reason. The Severance Benefits include a lump sum payment equal to the Named Executive Officer's weekly pay multiplied by one hundred four (104) [fifty-two (52) for Mr. Moore], reimbursement for the cost of COBRA continuation coverage for eighteen (18) months [twenty-four (24) months for Mr. Jones] following termination, term life insurance coverage substantially the same as provided before the termination, if permissible, and payment of up to Fifteen Thousand Dollars ($15,000) for outplacement services utilized by the Named Executive Officer.

The Employment Agreements provide the Named Executive Officers with certain change of control benefits ("Change of Control Benefits"), more particularly described below, if: (i) the Named Executive Officer, within twelve (12) months after a change of control voluntarily terminates employment with the Company; or (ii) within two (2) years after a change of control either: (a) the Named Executive Officer is terminated by the Company for reasons other than cause, disability or death; or (b) the Named Executive Officer voluntarily terminates employment for good reason. The Change of Control Benefits include a single lump sum payment equal to three (3) times [two (2) times for Mr. Moore] the sum of: (i) the Named Executive Officer's annual base salary; plus (ii) either the Named Executive Officer's target bonus for the year the change of control occurs or the year preceding the change of control, whichever is greater. The Change of Control Benefits also include reimbursement for the cost of COBRA continuation coverage for twenty-four (24) months, term life insurance coverage substantially the same as provided before the termination, if permissible, payment of up to Fifteen Thousand Dollars ($15,000) for outplacement services utilized by the Named Executive Officer and all Company stock options shall become vested and exercisable.

The Employment Agreements also include customary non-competition and non-solicitation covenants that apply for two (2) years following the termination of the Named Executive Officer's employment with the Company.

Amended Severance/Change of Control Agreement with Annette W. Hudgions. On March 19, 2008, the Company entered into an Amended Severance/Change of Control Agreement ("Amended Agreement") with Annette W. Hudgions, Executive Vice President and Chief Client Services Officer. The Amended Agreement is effective as of January 1, 2008 and supercedes the severance agreement and change in control agreement that she previously entered into with the Company. The initial term of the Amended Agreement continues through December 31, 2009 and automatically renews for one year terms unless terminated in accordance with the terms of the Amended Agreement.

Pursuant to the Amended Agreement, the Company shall provide Ms. Hudgions with certain non-change of control severance benefits ("Hudgions Severance Benefits") upon her termination of employment with the Company for any reason other than for unacceptable performance, disability or death, or if Ms. Hudgions voluntarily terminates her employment for good reason. The Hudgions Severance Benefits include a lump sum payment equal to her weekly pay multiplied by the greater of: (i) fifty-two (52); or (ii) two times her years of service. In addition, the Hudgions Severance Benefits include reimbursement for the cost of COBRA continuation coverage for twelve (12) months following termination, term life insurance coverage substantially the same as provided before the termination, if permissible, and payment of up to Fifteen Thousand Dollars ($15,000) for outplacement services utilized by Ms. Hudgions.

The Amended Agreement provides Ms. Hudgions with change of control benefits ("Hudgions Change of Control Benefits"), more particularly described below, if: (i) Ms. Hudgions, within twelve (12) months after a change of control voluntarily terminates her employment with the Company; or (ii) within two (2) years after a change of control either: (a) Ms. Hudgions is terminated by the Company for reasons other than cause, disability or death; or (b) Ms. Hudgions voluntarily terminates employment for good reason. The Hudgions Change of Control Benefits include a single lump sum payment equal to two (2) times the sum of: (i) her annual base salary; plus (ii) her target bonus for either the year the change of control occurs or the year preceding the change of control, whichever is greater. The Hudgions Change of Control Benefits also includes reimbursement for the cost of COBRA continuation coverage for twenty-four (24) months, term life insurance coverage substantially the same as provided before the termination, if permissible, payment of up to Fifteen Thousand Dollars ($15,000) for outplacement services utilized by Ms. Hudgions and all Company stock options shall become vested and exercisable.

The Amended Agreement also includes customary non-competition and non-solicitation covenants that apply for two (2) years following the termination of her employment with the Company.

The above summary of the Employment Agreements and Amended Severance/Change of Control Agreement is qualified in its entirety by reference to the terms of the agreements. Certain terms in this summary are defined in the agreements. The Amended Severance/Change of Control Agreement and a form of the Employment Agreement are attached to this Current Report on Form 8-K as an exhibit.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits
Exhibit No.	Description
10.1	Form of Employment Agreement entered into between the Company and Robert G. Jones, Daryl D. Moore, Barbara A. Murphy and Christopher A. Wolking
10.2	Amended Severance/Change in Control Agreement entered into between the Company and Annette W. Hudgions

* * * * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Old National Bancorp
(Registrant)

Date: March 21, 2008

By: /s/ Jeffrey L. Knight
Jeffrey L. Knight
Executive Vice President and Chief Legal Officer